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                                                                    EXHIBIT 10.3

NEITHER THE WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE PURCHASER, WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


Date of Issuance: September 11, 2000 ("Date of Issuance")      Warrant No.: W-__


                   WARRANT TO PURCHASE UP TO 500,000 SHARES OF
                       CLASS A CONVERTIBLE COMMON STOCK OF
                             WEBLINK WIRELESS, INC.

         THIS CERTIFIES THAT Yahoo! Inc., a Delaware corporation ("Purchaser"), is entitled to purchase under this Warrant up to Five Hundred Thousand (500,000) shares of Class A Convertible Common Stock (the Class A Convertible Common Stock, together with any other class of securities for which this Warrant becomes exercisable pursuant to the provisions hereof, the "Company Stock") of WebLink Wireless, Inc., a Delaware corporation (the "Company") at a per share price of $9.60 (the "Exercise Price") subject to the provisions and upon the terms and conditions hereinafter set forth. The shares of Company Stock or other securities for which this Warrant becomes exercisable pursuant to the provisions hereof are hereinafter referred to as the "Shares."

         Capitalized terms used herein and not otherwise defined shall the meaning given to them in the Promotion Agreement.

         1. Vesting and Term.

                  1.1 First Shares.

                           (a) Vesting Date. This Warrant shall become
exercisable with respect to ****** Shares (the "First Shares") on the Date of Issuance.

                           (b) Exercise Term. This Warrant shall remain
exercisable with respect to the First Shares until 5:00 p.m. California time on the earlier of (i) the ****** annual



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anniversary of the Date of Issuance or (ii) the effective date of termination of the Promotion, Distribution and Development Agreement between Company and Purchaser dated as of the Date of Issuance (the "Promotion Agreement") by the Company pursuant to Section 14.2 of the Promotion Agreement.

                  1.2 Second Shares.

                           (a) Vesting Date. This Warrant shall become
exercisable with respect to ****** Shares subject to the Warrant (the "Second Shares") on the earlier of (i) the first date ****** or (ii) the effective date of termination of the Promotion Agreement by Purchaser pursuant to Section 14.2 of the Promotion Agreement (either (i) or (ii) shall be referred to as the "Second Shares Vesting Date"). This Warrant shall not become exercisable with respect to the Second Shares in the event that the Promotion Agreement is terminated by the Company pursuant to Section 14.2 of the Promotion Agreement on or before the Second Shares Vesting Date.

                           (b) Exercise Term. This Warrant shall remain
exercisable with respect to the Second Shares until 5:00 p.m. California time on the earlier of (i) the ****** annual anniversary of the Date of Issuance or (ii) the effective date of termination of the Promotion Agreement by the Company pursuant to Section 14.2 of the Promotion Agreement.

                  1.3 Third Shares.

                           (a) Vesting Date. This Warrant shall become
exercisable with respect to ****** Shares subject to the Warrant (the "Third Shares") on the earlier of (i) the first ****** or (ii) the effective date of termination of the Promotion Agreement by Purchaser pursuant to Section 14.2 of the Promotion Agreement (either (i) or (ii) shall be referred to as the "Third Shares Vesting Date"). This Warrant shall not become exercisable with respect to the Third Shares in the event that the Promotion Agreement is terminated by the Company pursuant to Section 14.2 of the Promotion Agreement on or before the Third Shares Vesting Date.

                           (b) Exercise Term. This Warrant shall remain
exercisable with respect to the Third Shares until 5:00 p.m. California time on the earlier of (i) the ****** annual anniversary of the Date of Issuance or (ii) the effective date of termination of the Promotion Agreement by the Company pursuant to Section 14.2 of the Promotion Agreement.

         2. Conversion.

                  2.1 Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the Purchaser hereof, in whole or in part and from time to time, by the surrender of this Warrant (with a notice of exercise in the form attached as Exhibit A and the investment representation certificate in the form attached as Exhibit B duly executed) at the



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principal office of the Company and by the payment to the Company by certified check or wire transfer, of an amount equal to the then current Exercise Price per share multiplied by the number of Shares then being purchased (the "Aggregate Exercise Price"). The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the Purchaser(s) of record of, and shall be treated for all purposes as the record Purchaser(s) of the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the Purchaser hereof as soon as possible and in any event within thirty (30) days of receipt of such notice by the Company and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Purchaser hereof as soon as possible and in any event within such thirty-day period.

                  2.2 Right to Convert Warrant into Stock; Net Issuance. In addition to and without limiting the rights of the Purchaser under the terms of this Warrant, the Purchaser may elect to convert this Warrant or any portion thereof (the "Conversion Right"), but only to the extent that the Purchaser then has a right to exercise this Warrant, into Shares, the aggregate value of which Shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the Purchaser by surrender of this Warrant at the principal office of the Company together with notice of the Purchaser's intention to exercise the Conversion Right, in which event the Company shall issue to the Purchaser a number of Shares computed using the following formula:

                  X= Y(A-B)
                     ------
                       A

Where:

                  X        The number of Shares to be issued to the Purchaser.

                  Y The number of Shares representing the portion of this Warrant that is being converted.

                  A        The fair market value of one Share.

                  B The Exercise Price (as adjusted to the date of exercise of the Conversion Right).

For purposes of this Section 2.2, the "fair market value" per Share shall mean:



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                  (a) the average daily Market Price (as defined below) during the period of the most recent 20 days, ending on the last business day before the effective date of exercise of the Conversion Right, on which the national securities exchanges were open for trading; or

                  (b) if no class of Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Conversion Right.

                  If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), the Market Price as of a specified day shall be the last reported sale price of Common Stock on such exchange or on the National Market System on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the NASDAQ or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company.

                  2.3 Automatic Conversion. In the event of the expiration of the exercise term of this Warrant pursuant to Section 1 above, to the extent that this Warrant is then exercisable and such conversion would result in the issuance of shares to the Purchaser, this Warrant shall be deemed automatically converted under Section 2.2 above immediately prior to the time at which the exercise period would otherwise expire.

         3. Securities Fully Paid; Reservation of Shares; Capitalization Representations. All Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Company Stock as from time to time shall be issuable upon the exercise of this Warrant. As of June 30, 2000, the authorized capital stock of the Company consisted of 75,000,000 shares of common stock ("Common Stock"), par value $.0001 per share, of which 60,000,000 shares have been designated Class A Convertible Common Stock, 42,447,981 of which are validly issued and outstanding, of which 12,000,000 shares have been designated Class B Convertible Common Stock, 3,809,393 of which are validly issued and outstanding, of which


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2,000,000 shares have been designated Class C Convertible Common Stock, none of which are validly issued and outstanding and of which 1,000,000 shares have been designated Class D Convertible Common Stock, 182,000 of which are validly issued and outstanding. The Company has reserved 8,496,944 shares of Common Stock for issuance upon exercise of outstanding options and warrants. As of June 30, 2000, other than as set forth in this Section 3, there are no other outstanding options, warrants, equity or other securities convertible into or exercisable for shares of the Company's capital stock.

         4. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  4.1 Reclassification or Merger. In case of any reclassification, change or conversion of securities in the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale or transfer of all or substantially all of the assets of the Company, unless this Warrant shall have been exercised or terminated in accordance with its terms, the Purchaser of this Warrant shall have the right to exercise this Warrant, subject to the vesting provisions of Section 1 hereof, and upon such exercise to receive, in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of consideration, including but not limited to shares of stock, other securities, money and property receivable upon such reclassification, change, conversion, merger, sale or transfer as would have been received if this Warrant had been exercised in full immediately prior to such event. The provisions of this subparagraph shall similarly apply to successive reclassifications, changes, conversions, mergers, sales or transfers.

                  4.2 Subdivisions or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired the Company shall subdivide or combine its Company Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

                  4.3 Stock Dividends. If at any time while this Warrant is outstanding and unexpired the Company shall pay a dividend payable in shares of Company Stock (except any distribution specifically provided for in the foregoing subparagraphs 4.1 and 4.2), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Company Stock outstanding immediately prior to



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such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Company Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

                  4.4 Notice of Adjustments. Whenever the Exercise Price or the number or type of securities subject to this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to Purchaser setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares subject to this Warrant and the Exercise Price therefor, as applicable, after giving effect to such adjustment.

         5. Compliance with Securities Laws.

                  5.1 Accredited Investor. This Warrant is conditioned upon, and by its acceptance hereof Purchaser hereby confirms, that Purchaser is an "accredited investor" as that term is defined under Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

                  5.2 Legend. Upon issuance, the Shares shall be imprinted with a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

together with any legend required under applicable State securities laws.

                  5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company).

         6. Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.



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         7. Rule 144 Reporting.

                  With a view to making available to the Purchaser the benefits of certain rules and regulations of the Securities Exchange Commission which may at any time permit the Purchaser to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                           (a) Make and keep public information available, as
those terms are understood and defined in Rule 144 under the Securities Act, as long as the Company continues to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                           (b) File with the Commission in a timely manner all
reports and other documents required of the Company under the Exchange Act (at any time after it has become subject to such reporting requirements); and

                           (c) So long as the Purchaser owns any Shares, to
furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements under the Exchange Act.

         8. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         9. Notices.

                  9.1 Notice of Certain Events. The Company shall provide the Purchaser with the same amount of notice as is required to be given to shareholders having the right to vote at a meeting on any Sale Event (as defined herein) prior to (i) a merger of the Company with or into, the consolidation of the Company with, or the sale or transfer by the Company of all or substantially all of its assets to, another person or entity (other than such a transaction wherein the shareholders of the Company prior to such transaction retain or obtain a majority of the voting capital stock of the surviving, resulting or purchasing entity)(a "Sale Event"), (ii) any liquidation, dissolution or winding up of the Company or (iii) the record date for any cash dividend declared on the Company Stock (each, a "Notice Event"). If the notice is provided pursuant to subsection (i) or (ii) of the previous sentence, the notice will indicate the expected date of the Notice Event.

                  9.2 Notice Procedure. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient when either (a) delivered personally,



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(b) sent by e-mail or fax with confirmation of receipt or (c) deposited in the
U.S. mail, as certified or registered mail, with postage prepaid, addressed as follows:

         IF TO THE PURCHASER:

         Yahoo! Inc.
         3420 Central Expressway
         Santa Clara, California 95051
         Attention: Senior Vice President Corporate Development
         e-mail: ******
         fax: ******

         with a copy to:

         Yahoo! Inc.
         3420 Central Expressway
         Santa Clara, California 95051
         Attention: General Counsel
         e-mail: ******
         fax: ******

         IF TO THE COMPANY:

         WebLink Wireless, Inc.
         3333 Lee Parkway, Suite 100
         Dallas, Texas 75219
         Attention: President
         e-mail: ******
         fax: ******

         WebLink Wireless, Inc.
         3333 Lee Parkway, Suite 100
         Dallas, Texas 75219
         Attention: General Counsel
         e-mail: ******
         fax: ******

         Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days advance written notice as aforesaid to the other parties. All such notices and communications shall be deemed to have been received (i) in the case of personal delivery or delivery by e-mail or fax, on the date of such



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delivery (provided there is confirmation of such delivery) and (ii) in the case of mailing, on the third business day following the date of such mailing.

         10. Lost Warrants or Stock Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         11. Non-Disclosure. The terms and conditions of this Warrant shall be considered confidential and shall not be disclosed to any third parties except to Company's or Purchaser's accountants, attorneys, or except as otherwise required by law or generally accepted accounting principles. Notwithstanding the foregoing, the Company may disclose this Warrant and its terms, in confidence, to potential investors and financing sources; provided, however, that such investors and financing sources agree to use the information solely for the purpose of evaluating a potential investment in the Company. Neither Company nor Purchaser shall make any public announcement regarding the existence of this Warrant without the other party's prior written approval and consent. If Company or Purchaser desires to make a public announcement regarding the existence of this Warrant, it shall provide the other with a minimum of three (3) business days notice of the intended disclosure. If this Agreement or any of its terms must be disclosed by Company under any law, rule or regulation, Company shall
(i) give written notice of the intended disclosure to Purchaser at least five
(5) days in advance of the date of disclosure, (ii) redact portions of this Agreement to the fullest extent permitted under any applicable laws, rules and regulations, and (iii) submit a request, to be agreed upon by Purchaser, that such portions and other provisions of this Agreement requested by Purchaser receive confidential treatment under the laws, rules and regulations of the body or tribunal to which disclosure is being made or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

         12. No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.



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         13. Survival. Notwithstanding anything to the contrary set forth herein, Sections 7, 10 and 11 of this Warrant shall remain operative and in full force and effect regardless of any termination or cancellation of this Warrant.

         14. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to conflict of laws provisions thereof.



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         IN WITNESS WHEREOF, this Warrant has been executed as of the Date of
Issuance.


                                       WEBLINK WIRELESS, INC.


                                       By
                                         ---------------------------------------
                                       Name
                                           -------------------------------------
                                       Title
                                            ------------------------------------



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                                   EXHIBIT "A"

                             NOTICE OF EXERCISE FORM

                    (To be executed only upon partial or full
                         exercise of the within Warrant)


         The undersigned registered Purchaser of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of _______________ of WebLink Wireless, Inc. and herewith makes payment therefor in the amount of $ , all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or certificates in denominations of shares) for the shares of ________________ of WebLink Wireless, Inc. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is _______________________________________ and, if such shares of
________________________ shall not include all the shares of __________________
issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of _________________ of WebLink Wireless, Inc. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is _______________________________.

Date:
     -----------------------


                                          --------------------------------------


                                       By:
                                          --------------------------------------
                                          (Signature of Registered Purchaser)

                                       Title:
                                             -----------------------------------

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                   EXHIBIT "B"

                      INVESTMENT REPRESENTATION CERTIFICATE


Purchaser:

Company:          WebLink Wireless, Inc.

Security:         Class A Common Stock

Amount:

Date:

         In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

         The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

         The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Purchaser is an "accredited investor" as that term is defined under Regulation D promulgated by the Securities and Exchange Commission under the Securities Act;

         The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in this Warrant under which the Securities are being purchased;

         The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things:

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(i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

         The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, notwithstanding the Company's best efforts obligation to do so set forth in the Warrant, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied; and

         The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date:
     -----------------------

                                       PURCHASER:


                                       -----------------------------------------



                                       2